(Loss) / earnings per share	12 Months Ended
Dec. 31, 2018
Earnings per share [abstract]
(Loss) / earnings per share
(Loss) / earnings per share
The calculation of both basic and diluted (loss) / earnings per share is based on net income or loss attributable to equity holders of the parent and weighted average outstanding shares of:

	For the year ended December 31,
In thousands of U.S. dollars except for share data	2018	2017	2016
Net loss attributable to equity holders of the parent - basic	$(190,071)	$(158,240)	$(24,903)
Convertible notes interest expense	—	—	—
Convertible notes deferred financing amortization	—	—	—
Net loss attributable to equity holders of the parent - diluted	$(190,071)	$(158,240)	$(24,903)

Basic weighted average number of shares	34,824,311	21,533,340	16,111,865
Effect of dilutive potential basic shares:
Restricted stock	—	—	—
Convertible notes	—	—	—
	—	—	—
Diluted weighted average number of shares	34,824,311	21,533,340	16,111,865

Loss Per Share:
Basic	$(5.46)	$(7.35)	$(1.55)
Diluted	$(5.46)	$(7.35)	$(1.55)

During the years ended December 31, 2018, 2017 and 2016, we incurred net losses and as a result, the inclusion of potentially dilutive shares relating to unvested shares of restricted stock and our Convertible Notes due 2019 and Convertible Notes due 2022 were excluded from the computation of diluted earnings per share because their effect would have been anti-dilutive.  Accordingly, interest expense, deferred financing amortization and the potentially dilutive securities relating to the conversion of the Convertible Notes due 2019 and Convertible Notes due 2022 (representing 6,613,733, 3,442,282, and 3,404,979 shares of common stock for the years ended December 31, 2018, 2017 and 2016, respectively) along with the potentially dilutive impact of 3,359,887 and 1,925,441 and 1,261,358 unvested shares of restricted stock were excluded from the computation of diluted earnings per share for the years ended December 31, 2018, 2017 and 2016, respectively.